ASSIGNMENT AND CONSENT
                              ----------------------


        THIS ASSIGNMENT AND CONSENT is entered into as of June 26, 1998 by and among CCF-1, INC., a Connecticut corporation with a place of business at 355

   Research Parkway, Meriden, Connecticut 06450-1007 ("CCF-1"), THE HARTFORD

   STEAM COMPANY, a Connecticut corporation with a principal place of business at 100 Columbus Boulevard, Hartford, Connecticut 06144-1500 ("HSC"), and THE

   CONNECTICUT LIGHT AND POWER COMPANY, a specially chartered Connecticut corporation and a public service company with a principal place of business at 107 Selden Street, Berlin, Connecticut 06037 ("CL&P"), and, as to matters covered by their signature thereto, the CCF-1 Affiliates identified on

   Schedule 1 (the "CCF-1 Affiliates").



        WHEREAS, CCF-1 and CL&P entered into a Termination and Release

   Agreement dated as of December 15, 1997, which was amended by an Amendment to the Termination and Release Agreement entered into by CCF-1 and CL&P made as of February 28, 1998 (as so amended, the "Agreement"), which provided,

   INTER ALIA, for certain payments to be made by CL&P to CCF-1 and for CCF-1 to fulfill certain obligations to CL&P; and



        WHEREAS, CL&P, CCF-1, certain affiliates of CCF-1 and State Street Bank

   & Trust Company, as trustee, entered into a CL&P Document Termination

   Agreement dated as of December 17, 1997, which was amended and restated as of February 28, 1998 (as so amended and restated, the "Termination

   Agreement"), which also, INTER ALIA, provided for CL&P to make certain payments to CCF-1 and for CCF-1 to fulfill certain obligations to CL&P; and



        WHEREAS, CCF-1 and CL&P entered into a letter agreement dated February





   28, 1998 regarding the amount of the payments and certain O&M charges payable by CCF-1, a copy of which is attached is Exhibit A (the "Letter

   Agreement"); and



        WHEREAS, in connection with the sale and transfer of certain assets of the Facility (as defined in Appendix A to the Agreement and the Termination

   Agreement) by CCF-1 to HSC, CCF-1 desires to assign its rights to payment under the Agreement, the Termination Agreement and the Letter Agreement

   (collectively, the "Agreements") to HSC; and

        WHEREAS, under the Agreements, CCF-1 has certain continuing obligations to CL&P for Indemnified Claims, contingent royalties, and O&M payments,

   which CCF-1 is required to impose on any transferee of the assets of CCF-1,

   as a condition precedent to transfer; and

        WHEREAS, HSC desires that CL&P consent to such assignment and has agreed to assume the aforesaid CCF-1 obligations to CL&P, provided each party gives certain assurances to HSC upon which HSC can rely in purchasing the Facility from CCF-1.  In addition, CCF-1 desires that CL&P release CCF-1 and the CCF-1 Affiliates from the obligations being assumed by HSC;

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and assurances set forth herein and in reliance thereon, and for

   $1.00 and other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:



        1.        ASSIGNMENT.  Subject to Section 11 hereof, CCF-1 does hereby sell, assign, transfer, convey, set over and deliver to HSC, its successors and assigns, all payments and all rights in connection therewith provided to be made by CL&P to CCF-1 under the Agreements (and particularly as set forth







   in Section 2.03 of the Agreement and Section 2.03 of the Termination

   Agreement) due and payable after the Closing of the sale of certain assets of the Facility by CCF-1 to HSC, such payments being herein called the

   "Payments."



        2.        ASSUMPTION BY HSC.  In consideration of the assignment of

   CCF-1's rights under the Agreements, as set forth in Section 1, HSC, in the place and stead of CCF-1, hereby assumes and agrees to perform and discharge all continuing obligations of CCF-1 to CL&P under the Agreements, as particularly set forth in (a) paragraphs (ii) and (iii) of Section 2.03 and

   Section 5.07 of the Agreement, (b) Sections 3.01 and 3.02 of the Termination

   Agreement, and (c) the annual O&M charges referred to in the second paragraph of the Letter Agreement.  This assumption of CCF-1's obligations by HSC is herein called the "HSC Assumption."

        3.        CONSENT BY CL&P.  Subject to the payment in full to the

   Connecticut General Life Insurance Company ("CIGNA") of all of CCF-1's

   indebtedness pursuant to the terms of a letter of this date from CIGNA to

   CCF-1 concerning "Payment of Senior Secured Notes," CL&P hereby consents to the assignment provided herein, agrees to make the Payments to HSC in accordance with the terms of the Agreements instead of to CCF-1, and acknowledges that the amounts of the Payments, as of the date hereof, are as set forth on SCHEDULE 2 attached hereto.



        4.        MUTUAL ASSURANCES OF CCF-1, CL&P AND HSC.  CCF-1, CL&P and

   HSC agree as follows:

             (a)       To the knowledge of the officers of CCF-1 and subject to

   the limitations set forth in Section 5.1 of the Asset Purchase Agreement of







   this date between CCF-1, HSC and KENETECH Facilities Management, Inc., CCF-

   1, by its signature to Schedule 1 to this Assignment and Consent, warrants to HSC all of the representations and covenants made to CL&P set forth in the Agreement, regarding the obtaining of all necessary authorizations and consents to effect all transactions contemplated by the Agreement.

             (b)       To the knowledge of the officers of CCF-1 and subject to

   the limitations set forth in Section 5.1 of the Asset Purchase Agreement of this date between CCF-1, HSC and KENETECH Facilities Management, Inc., CCF-

   1, by its signature to Schedule 1 to this Assignment and Consent, represents to HSC that the only potential parties having claims which could give rise to Indemnified Claims, as defined in the Agreements, are parties contracting with CCF-1, CNF Industries, Inc., or Flagg Energy Development Corporation

   with respect to the Facility, and that (i) to its knowledge, the only such claims presently existing are being settled or discharged this date and (ii)

   it is aware of no present conditions or events that are likely to give rise to Indemnified Claims in the future.

             (c)       CL&P represents that the only written notice it has

   received of any assignment of, or claim to, the Payments, is the notice of the security interest of CIGNA, and direction to pay State Street Bank and

   Trust Company, as Trustee for CIGNA, and that, to the best of its knowledge,

   it has not been advised orally by any potential claimant of any other actual or potential claim to the Payments.

             (d)       HSC acknowledges that CL&P has accepted, without

   independent verification or inquiry, the representations of CCF-1 and the

   CCH-1 Affiliates set forth in paragraphs (a) and (b) above.

             (e)       Except for claims covered by the HSC Assumption, CL&P

   hereby (i) waives any and all claims it may have against CCF-1 which could







   give rise to a right of offset by CL&P against the Payments (but CL&P does not waive any failure by HSC to meet its obligations under the HSC

   Assumption), and (ii) waives any defenses CL&P may have to its making of the

   Payments arising out of (x) any representations, act, or failure to act on the part of CCF-1 in connection with any CL&P Documents terminated by the

   Agreements, (y) the ability of CCF-1 to repower and resume operations of the

   Facility on a timely basis so as to avoid a claim of breach by CL&P under the CL&P Documents, or (z) the operation of the Facility prior to the

   Termination Date.



        5.        CL&P ACCEPTANCE OF HSC AND RELEASE OF CCF-1 AND CCF-1

   AFFILIATES.  CL&P, for itself and on behalf of its successors and assigns,

   hereby agrees to accept performance by HSC of CCF-1's continuing obligations under the Agreements pursuant to the HSC Assumption and therefore waives,

   releases and forever discharges each of CCF-1, CNF, Flagg Energy Development

   Corporation, a Delaware corporation ("FEDCO"), KENETECH Corporation, a

   Delaware corporation ("KENETECH"), KENETECH Energy Systems, Inc., a Delaware

   corporation ("KESI") and KENETECH Facilities Management, Inc., a Delaware

   corporation ("KFM" and, together with CCF-1, CNF, FEDCO,, KENETECH and KESI,

   the "CCF-1 Entities"), and each of their respective shareholders, directors,

   officers, employees, agents and attorneys, and all and each of their respective successors and assigns from any and all claims, mature or otherwise, which it may have now or in the future for damages, losses, costs or expenses, liabilities or payments due which arise under or in connection with the Agreement, the Termination Agreement, the Letter Agreement or the

   Facility.









        6.        CONSENT TO RELEASE BY HSC.  HSC hereby acknowledges that CL&P has released CCF-1 and the CCF-1 Affiliates, and consents to such action by

   CL&P.  HSC hereby agrees that CL&P's reliance on the representations of CCF-

   1, and the release of CCF-1 and CCF-1 Affiliates, does not, and shall not,

   in any way impair, diminish or affect the CCF-1 obligations assumed by HSC under the HSC Assumption.



        7.        FURTHER DOCUMENTS.  CCF-1 agrees to provide to HSC all such further assignments, transfers, conveyances and other documents and instruments as may be necessary or appropriate to transfer and vest fully in

   HSC all rights to all payments now or hereafter coming due to CCF-1 and to

   HSC under the Agreements.



        8.        BENEFIT AND BURDEN.  This Assignment and Consent shall be

   binding upon and shall inure to the benefit of each of the parties hereto and their respective successors and assigns, and shall be governed by the laws of the State of Connecticut.



        9.        AMENDMENTS.  This Assignment and Consent may not be amended,

   supplemented or otherwise modified except by an instrument in writing signed by each of the parties hereto.



        10.       COUNTERPARTS.  This Assignment and Consent may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.











        11.       EFFECTIVE DATE.  This Assignment and Consent shall become

   effective if and when, and only if and when, the closing of the sale of certain assets of the Facility by CCF-1 to HSC occurs.  If such closing does not occur by July 31, 1998, this Assignment and Consent shall be null and void and of no force or effect whatsoever.


        IN WITNESS WHEREOF, this Assignment and Consent has been executed on behalf of each party by its duly authorized officer.


   THE CONNECTICUT LIGHT AND POWER    CCF-1, INC.
   COMPANY

   By:  S/ James L. Ward           By:  S/ Scott J. Taylor
   ------------------------------  ----------------------------
      Name:  James L. Ward            Name:  Scott J. Taylor
      Its Manager, Cogeneration       Its Vice President
        Administration
      Duly Authorized                    Duly Authorized


   THE HARTFORD STEAM COMPANY


   By:  S/ Anthony C. Mirabella
   ------------------------------
      Name:  Anthony C. Mirabella
      Its  Sr. Vice President
      Duly Authorized


























                                    SCHEDULE 1

        Each of the undersigned hereby for itself consents to the foregoing assignment, confirms the assurances set forth in Section 4(a) and 4(b), and acknowledges that it has no claim or right to the Payments described therein.

   CNF INDUSTRIES, INC., a Delaware corporation with a principal place of business at 355 Research Parkway, Meriden, Connecticut 06450-1007

   By: S/ Scott J. Taylor
   -------------------------
          Scott J. Taylor
        Its  Vice President

   FLAGG ENERGY DEVELOPMENT CORPORATION, a Delaware corporation with a principal place of business at 355 Research Parkway, Meriden, Connecticut 06450-1007

   By:  S/ Scott J. Taylor
   -------------------------
          Scott J. Taylor
        Its  Vice President

   KENETECH CORPORATION, a Delaware corporation, with a principal place of business at 500 Sansome Street, Suite 300, San Francisco, California 94111

   By:  S/ Mark Lerdal
   -------------------------
          Mark Lerdal
        Its  Chief Executive Officer

   KENETECH ENERGY SYSTEMS, INC., a Delaware corporation, with a principal place of business at 355 Research Parkway, Meriden, Connecticut 06450

   By:  S/ Scott J. Taylor
   -------------------------
          Scott J. Taylor
        Its  Vice President

   KENETECH FACILITIES MANAGEMENT, INC., a Delaware corporation, with a principal place of business at 355 Research Parkway, Meriden, Connecticut 06450-1007

   By:  S/ Christopher H. Diez
   ----------------------------
          Christopher H. Diez
        Its  Vice President












                                    SCHEDULE 2



   1)   Monthly payments during 1998

             a) first payment due May 5:  $333,335*
             b) second payment due June 1:  $166,666*
             c) subsequent monthly payments of $166,666 due the first business day each calendar month

   2)   Monthly payments during 1999 and 2000:
        $605,000 due the first business day of each month in each such year




   *    Already paid to CIGNA for account CCF-1.




































